Statement of Operations	9 Months Ended
Dec. 31, 2015 USD ($) $ / shares shares
Revenues:
Sales, net
Expenses
General & administrative expenses	$ 337
Stock-based compensation	4,000
Consulting fees	13,471
Professional fees	12,500
Total Expenses	30,308
Net Loss for the Period	(30,308)
Non-controlling interest	2
Net loss to Company shareholders	$ (30,306)
Basic and diluted loss per common share | $ / shares	$ (0.00)
Weighted average number of common shares outstanding Basic and diluted | shares	40,000,000